                                                                  EXHIBIT 99.3.2

                           R&B COMMUNICATIONS, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                               June 30, 2000    December 31,
                                                                (Uaudited)         1999
                                                               --------------  -------------
                                 ASSETS
Current Assets
     Cash and cash equivalents                                  $   8,937,398  $   8,218,177
     Accounts receivable                                            3,577,723      3,834,561
     Materials and supplies                                           356,099        354,878
     Prepaid expenses and other                                        48,477        230,094
     Income taxes receivable                                        2,680,774      2,680,774
                                                                -------------  -------------

                                                                   15,600,471     15,318,484
                                                                -------------  -------------

Securities and Investments                                         17,983,196     18,811,889
                                                                -------------  -------------
Property and Equipment
     Land and building                                              4,484,422      4,497,672
     Network plant and equipment                                   23,197,649     21,231,445
     Furniture, fixtures and other equipment                       15,053,944     14,954,217
     Radio spectrum licenses                                          926,376        926,376
                                                                -------------  -------------
         Total in service                                          43,662,391     41,609,710
     Under construction                                               176,287              -
                                                                -------------  -------------
                                                                   43,838,678     41,609,710
     Less accumulated depreciation                                 18,199,006     16,594,851
                                                                -------------  -------------

                                                                   25,639,672     25,014,859
                                                                -------------  -------------
Other Assets
     Cash surrender value of life insurance                         1,441,412      3,749,035
     Radio spectrum licenses and license deposits                     958,546        958,546
     Other deferred charges                                            12,569         59,548
                                                                -------------  -------------

                                                                    2,412,527      4,767,129
                                                                -------------  -------------

                                                                $  61,635,866  $  63,912,361
                                                                =============  =============

           See Notes to Condensed Consolidated Financial Statements.

                           R&B COMMUNICATIONS, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                     June 30, 2000             December 31,
                                                                      (unaudited)                  1999
                                                                     ----------------        ---------------
       LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
       Current maturities of long-term debt                             $     394,064        $      385,627
       Recognized losses in excess of investment in
            PCS ventures                                                    3,321,702             3,100,000
       Accounts payable                                                       832,562             1,493,424
       Customers' deposits                                                     25,133                26,483
       Advance billings                                                       563,664               702,649
       Accrued payroll                                                        135,559               118,023
       Accrued interest                                                            --                15,610
       Other accrued liabilities                                              559,472               707,328
       Dividend payable                                                            --               221,022
                                                                        -------------        --------------

                                                                            5,832,156             6,770,166
                                                                        -------------        --------------

Long-Term Debt, net of current maturities                                   7,288,481             7,520,082
                                                                        -------------        --------------
Long-term Liabilities
       Deferred income taxes                                                8,069,409            10,100,000
       Recognized losses in excess of investment in PCS ventures            6,007,263             2,078,690
       Deferred compensation                                                1,922,000             1,772,000
       Unamortized investment tax credits                                      86,339               109,463
                                                                        -------------        --------------

                                                                           16,085,011            14,060,153
                                                                        -------------        --------------
Shareholders' Equity
       Common stock, no par                                                   616,690               616,690
       Retained earnings                                                   22,299,372            24,845,542
       Unrealized gain on securities available for sale, net                9,514,156            10,099,728
                                                                        -------------        --------------

                                                                           32,430,218            35,561,960
                                                                        -------------        --------------

                                                                        $  61,635,866        $   63,912,361
                                                                        =============        ==============

           See Notes to Condensed Consolidated Financial Statements.

                           R&B COMMUNICATIONS, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                    Three Months Ended             Six Months Ended
                                                --------------------------    --------------------------
                                                  June 30,       June 30,       June 30,       June 30,
                                                    2000           1999           2000           1999
                                                -----------    -----------    -----------    -----------
Operating Revenues
     Wireline communications                    $ 3,836,472    $ 3,739,158    $ 7,826,099    $ 7,193,794
     Wireless communications                        474,876        395,280        829,913        739,908
     Other communications services                  268,897        271,818        467,921        398,750
                                                -----------    -----------    -----------    -----------
                                                  4,580,245      4,406,256      9,123,933      8,332,452
                                                -----------    -----------    -----------    -----------
Operating Expenses
     Maintenance and support                      1,248,600      1,005,464      2,456,572      1,698,723
     Depreciation and amortization                  846,461        688,480      1,663,532      1,358,578
     Customer operations                            748,756        647,694      1,525,086      1,273,524
     Corporate operations                         1,100,779        630,581      1,789,717      1,207,587
                                                -----------    -----------    -----------    -----------

                                                  3,944,596      2,972,219      7,434,907      5,538,412
                                                -----------    -----------    -----------    -----------

Operating Income                                    635,649      1,434,037      1,689,026      2,794,040

Other Income (Expenses)
     Interest and dividend income                    93,928         73,970        161,657        134,034
     Other expenses, principally interest          (119,892)      (432,697)      (228,152)      (544,215)
     Equity loss from PCS investees
         VA PCS Alliance                         (1,315,066)    (1,479,228)    (2,838,564)    (2,853,768)
         WV PCS Alliance                         (1,445,833)    (1,112,150)    (3,093,413)    (1,859,356)
     Equity income from other wireless
         investees                                   62,897         76,539        153,410        153,000
                                                -----------    -----------    -----------    -----------
                                                 (2,088,317)    (1,439,529)    (4,156,036)    (2,176,265)

Income Tax Benefit (Expense)                        768,286       (328,785)     1,609,866        (31,452)
                                                -----------    -----------    -----------    -----------

Net Loss                                        $(1,320,031)   $(1,768,314)   $(2,546,170)   $(2,207,717)
                                                ===========    ===========    ===========    ===========


Net loss per common share - basic and diluted   $   (21.405)   $   (28.674)   $   (41.228)   $   (35.799)
Average shares outstanding - basic and diluted       61,669         61,671         61,669         61,671

           See Notes to Condensed Consolidated Financial Statements.

                           R&B COMMUNICATIONS, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)

                                                                                       Six Months Ended
                                                                                -------------------------------
                                                                                    June 30,        June 30,
                                                                                      2000            1999
                                                                                --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                      $  (2,546,170)   $  (2,207,717)
  Adjustments to reconcile net loss
   to net cash provided by operating activities:
     Depreciation and amortization                                                  1,663,532        1,358,578
     Deferred tax benefit                                                          (1,609,886)        (888,236)
     Share of equity loss from equity method investees                              5,778,567        4,560,124

  Changes in assets and liabilities from operations:
     (Increase) decrease in accounts receivable                                       256,838       (1,320,678)
     (Increase) decrease in materials and supplies                                     (1,221)          69,938
     Decrease in income tax receivable                                                      -        2,080,095
     (Increase) decrease in other assets                                              181,617          (43,305)
     Decrease in accounts payable                                                    (660,862)        (384,356)
     Increase in other accrued liabilities                                              2,720          427,417
     Decrease in advance billings                                                    (138,985)         (28,792)
                                                                                -------------    -------------

     Net cash provided by operating activities                                      2,926,150        3,623,068
                                                                                -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property, equipment and other assets                                (2,241,366)      (1,625,294)
  Investments in PCS alliances                                                     (1,781,702)      (1,781,702)
  Investment in securities                                                            (47,298)               -
  Increase (decrease) in cash surrender value of officer's life insurance           2,307,623          (13,660)
                                                                                -------------    -------------

     Net cash used in investing activities                                         (1,762,743)      (3,420,656)
                                                                                -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Cash dividends                                                                     (221,022)        (199,501)
  Payments on long-term debt                                                         (223,164)        (217,436)
  Redemption of common stock                                                                -              (20)
                                                                                -------------    -------------

     Net cash used in financing activities                                           (444,186)        (416,957)
                                                                                -------------    -------------

     Increase (decrease) in cash and cash equivalents                                 719,221         (214,545)

Cash and Cash Equivalents:
  Beginning                                                                         8,218,177        6,909,613
                                                                                -------------    -------------

  Ending                                                                        $   8,937,398    $   6,695,068
                                                                                =============    =============

           See Notes to Condensed Consolidated Financial Statements.

                           R&B COMMUNICATIONS, INC.

           CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY

                                                    Common Stock                               Accumulated
                                     ---------------------------------
                                                                                                 Other                 Total
                                                                           Retained          Comprehensive         Shareholders'
                                         Shares            Amount          Earnings             Income                Equity
                                     ---------------    --------------   ---------------    ------------------    -----------------
Balance, December 31, 1998                  61,671   $       616,710   $   29,241,142    $      1,400,050      $       31,257,902

Comprehensive income:
     Net loss                                                                (439,403)
     Unrealized gain on securities                                                                528,572
     available for sale, net of
     $323,963 deferred tax effect
     Comprehensive income                                                                                                  89,169

                                     ---------------    --------------   ---------------    ------------------    -----------------
Balance, March 31, 1999                     61,671           616,710       28,801,739           1,928,622              31,347,071


Comprehensive income:
     Net loss                                                              (1,768,314)
     Unrealized gain on securities                                                                229,561
     available for sale, net of
     $140,699 deferred tax effect
     Comprehensive income                                                                                              (1,538,753)
                                     ---------------    --------------   ---------------    ------------------    -----------------
Balance, June 30, 1999                      61,671   $       616,710   $   27,033,425    $      2,158,183      $       29,808,318
                                     ===============    ==============   ===============    ==================    =================



Balance, December 31, 1999                  61,669           616,690       24,845,542          10,099,728              35,561,960

Comprehensive income:
     Net loss                                                              (1,226,139)
     Unrealized loss on securities                                                               (731,151)
       available for sale, net of
       $533,056 deferred tax effect
     Comprehensive income                                                                                              (1,957,290)
                                     ---------------    --------------   ---------------    ------------------    -----------------
Balance, March 31, 2000                     61,669           616,690       23,619,403           9,368,577              33,604,670


Comprehensive income:
     Net loss                                                              (1,320,031)
     Unrealized gain on securities                                                                145,579
       available for sale, net of
       $89,227 deferred tax effect
     Comprehensive income                                                                                              (1,174,452)
                                     ---------------    --------------   ---------------    -----------------     ------------------
Balance, June 30, 2000                      61,669   $       616,690   $   22,299,372    $      9,514,156               32,430,218
                                     ===============    ==============   ===============    =================     =================

See Notes To Condensed Consolidated Financial Statements

(1) In the opinion of the Company, the accompanying condensed consolidated financial statements, which are unaudited except for the condensed consolidated balance sheet dated December 31, 1999, which is derived from audited financial statements, contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position as of June 30, 2000 and December 31, 1999 and the results of operations for the three and six month periods ended June 30, 2000 and 1999 and cash flows for the six months ended June 30, 2000 and 1999. The results of operations for the six months ended June 30, 2000 and 1999 are not necessarily indicative of the results to be expected for the full year.

(2) The Company has five primary business segments that have separable management focus and infrastructures and offer different products and services. These segments are described in more detail in Note 2 of the Company's 1999 Financial Statements. Summarized financial information concerning the Company's reportable segments is shown in the following table. The "Corporate and other" column includes certain unallocated corporate items which are not considered separate reportable segments.

                                                     Telephone   Network     Internet    Wireless    Wireless    Corporate    Total
                                                                 and CLEC                              Cable     and other

                                                                         (in thousands)
For the three months ended June 30, 2000
Revenues                                             $  2,050   $  1,769    $    203    $    336    $    178    $     44   $  4,580
EBITDA                                                    527        751         (93)        180          16          47      1,428
Depreciation & Amortization                               442        224          20          25         122          13        846

For the three months ended June 30, 1999

Revenues                                             $  2,338   $  1,468    $    156    $    227    $    180    $     37   $  4,406
EBITDA                                                  1,295        747         (18)         86         (31)         44      2,123
Depreciation & Amortization                               367        185          20          18          85          13        688

As of and for the six months ended June 30, 2000

Revenues                                             $  4,243   $  3,484    $    383    $    557    $    355    $    102   $  9,124
EBITDA                                                  1,465      1,641        (111)        268          19          71      3,353
Depreciation & Amortization                               868        437          40          51         242          26      1,664
Total Segment Assets                                   37,282     12,855         794         789       2,306       7,610     61,636

As of and for the six months ended June 30, 1999

Revenues                                             $  4,490   $  2,723    $    285    $    392    $    359    $     83   $  8,332
EBITDA                                                  2,526      1,385           5         171           9          57      4,153
Depreciation & Amortization                               728        295          37          37         236          26      1,359
Total Segment Assets                                   25,373     10,072         426         607       2,678       7,427     46,583

(3) Basic net loss per share was computed by dividing net loss by the weighted average number of common shares outstanding during the period. The Company has no potential common stock outstanding, such as stock options, warrants or convertible debt; furthermore, a net loss was incurred for the periods presented. Therefore, basic and diluted net income per share are the same.

(4) The Company has a 21% common ownership interest in Virginia PCS Alliance, L.C. ("VA Alliance"), a provider of personal communications services (PCS) serving a 1.6 million populated area in central and western Virginia.

     The Company has a 34% common ownership interest in West Virginia PCS Alliance, L.C. ("WV Alliance"), a provider of PCS serving a 2.0 million populated area in West Virginia and parts of eastern Kentucky, southwestern Virginia and eastern Ohio.

     Summarized financial information for the VA Alliance and WV Alliance ("Alliances"), both of which are accounted for under the equity method, are as follows (dollar amounts in millions):


                                                         VA Alliance                               WV Alliance
(in thousands)                               June 30, 2000      December 31, 1999      June 30, 2000      December 31, 1999
                                             -------------      -----------------      -------------      -----------------
Current assets                                 $  21,060            $    9,241          $   14,212           $    2,367
Noncurrent assets                                 94,849               111,601              52,493               51,130
Current liabilities                                3,161                 7,633              10,367                3,076
Long-term debt                                   129,653               131,478              64,176               51,125
Redeemable preferred interest                     12,892                15,192                   -                    -

                                                         VA Alliance                               WV Alliance
                                                 For the Three Months Ended,               For the Three Months Ended,
                                                 ---------------------------               ---------------------------
                                             June 30, 2000        June 30, 1999         June 30, 2000        June 30, 1999
                                             -------------        -------------         -------------        -------------
Net sales                                      $   5,726           $   3,007             $   3,635            $     376
Gross profit (loss)                                3,243               1,830                 1,349                  (82)
Net loss applicable to common owners              (6,323)             (7,112)               (3,749)              (3,269)
Company's share of net loss                       (1,315)             (1,479)               (1,446)              (1,112)

                                                         VA Alliance                               WV Alliance
                                                  For the Six Months Ended,                 For the Six Months Ended,
                                                  -------------------------                 -------------------------
                                             June 30, 2000        June 30, 1999         June 30, 2000        June 30, 1999
                                             -------------        -------------         -------------        -------------
Net sales                                      $  10,206           $   5,424             $   6,260            $     632
Gross profit (loss)                                5,407               2,414                 1,640                 (100)
Net loss applicable to common owners             (13,648)            (13,645)               (8,554)              (5,448)
Company's share of net loss                       (2,839)             (2,854)               (3,093)              (1,859)

     The Company has entered into guaranty agreements whereby the Company is committed to provide guarantees of up to $30.8 million of the Alliance's debt and redeemable preferred obligations. Such guarantees become effective as obligations are incurred by the Alliances. At June 30, 2000, the Company has guaranteed $28.6 million of the Alliances' obligations.

(5) The provision for income taxes differs from the amount of income tax determined by applying the applicable Federal statutory rate to earnings before income taxes as a result of State income taxes, non-deductible expenses and additional expense resulting from a tax exam completed during the second quarter of 1999.

(6) On June 16, 2000, the Company's Board of Directors approved an agreement and plan of merger with CFW Communications Company, Inc. ("CFW"). Under the terms of that agreement, shareholders of the Company will receive approximately 3.7 million shares of CFW common stock in exchange for 100% of the Company's outstanding common stock. This transaction is subject to regulatory and shareholder approval and will be accounted for using the purchase method of accounting.

     Holders of a majority of the Company's shares have agreed to vote in favor of the transaction.

                                       7